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YAHOO! PUBLISHER NETWORK

PUBLISHER: Kowabunga, Inc.	PUBLISHER TAX ID: 87- 0450450
Start Date: The latter date of either Yahoo! Inc. or Publisher's signature.	End Date: 3 years from the Start Date

This Agreement will automatically renew for additional one year periods unless either party gives notice of non-renewal at least 90 days before the expiration of the then current term.

As of the Start Date, this Agreement hereby supersedes and replaces in its entirety that certain Yahoo! Publisher Network Service Order #1-2867361 effective as of June 1, 2006 by and among Overture Services, Inc., Overture Search Services (Ireland) Limited and Litmus Media, Inc., as amended.

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Deployment of Services on Publisher's Offerings:

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Implementation:

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Notices will be delivered in accordance with Section 22 of Attachment B to:

PUBLISHER	YAHOO! INC.
15550 Lightwave Drive, Suite 300, Clearwater, FL 33760	3333 W. Empire Avenue, Burbank, CA 91504
Fax: 800 524-9816 Attn: Legal	Fax 818-524-3001 Attn: General Counsel

YAHOO! PUBLISHER NETWORK CONTRACT #1-19868214

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YAHOO! SARL

ZA la Pièce No 4
Route de l'Etraz
1180 Rolle Switzerland
Fax 44 20 71[illegible] Attn: [illegible]

Publisher and Yahoo! agree to this Service Order and all Attachments. Signed:

KOWABUNGA, INC.	YAHOO! INC
By: [signature]	By: [signature]
Name: Richard Howe	Name: [illegible]
Title: Chief Executive	Title: [illegible] PARTNERSHIPS
Date: 4/24/09	Date: [illegible] 09

YAHOO! SARL

By: [signature]

Name: JC CONTI

Title: VP Partnerships Europe

Date: 3 JUNE 09

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ATTACHMENT A - IMPLEMENTATION REQUIREMENTS

The following requirements apply to all Links and Results shown in the SO. Any provisions concerning Links and Results not explicitly listed in the SO do not apply to Publisher. Yahoo! Inc. is solely responsible for the Yahoo! rights, obligations and duties described under this Agreement for the markets included as part of the Territory within the Americas and Yahoo! Sarl is solely responsible for the Yahoo! rights, obligations and duties described under this Agreement for all the markets included as part of the Territory outside the Americas. The use of the term "Yahoo!" throughout this Agreement shall refer to Yahoo! Inc. in relation to the markets included as part of the Territory within the Americas and shall refer to Yahoo! Sarl in relation to all markets included as part of the Territory outside of the Americas

A. Requirements for all Links, Queries and Results

1. Publisher will implement all Links and Results as shown in the mockups including but not limited to margins, text size, color, font, shading/background, spacing, blank areas, content categories, number of listings, section and placement on the page (top to bottom and left to right).

2. Publisher will display the labels and headings shown in the mockups (or any labels, headings or notices provided by Yahoo! or required by law). Yahoo! reserves the right to include links within the Results to further clarify the sponsored nature of the Results.

3. Publisher will display all Results on the next webpage displayed to a user after a Query, with no interstitial content, at the same time as it displays the other content on that webpage. Publisher will not cache Results.

4. Publisher will display Results contiguously, in the order provided by Yahoo!, without any other content between the individual Results.

5. Publisher will not truncate the full titles, descriptions and URLs provided by Yahoo! and will not modify any part of the Results. Publisher will display Results in the language provided by Yahoo!.

6. Publisher will include the Links on each Publisher's Offering as described in the Agreement. Publisher will not request Results by any means except the Links and will not place Links on any website, software application or email except for the Publisher's Offerings. Publisher will use commercially reasonable efforts to enable all of its users to access and use the Links and Results and, except as prohibited under Section 18 (Abuse of Services) of Attachment B, to deliver all Queries to Yahoo! every time a user enters a search into the Search Box, uses a Hyperlink or navigates to an Ad Page.

7. Starting from the beginning of the second calendar quarter after the Start Date, Publisher will not exceed Max Queries. If Publisher exceeds Max Queries, Yahoo! may suspend or throttle services until Yahoo! believes the number of Queries will not exceed Max Queries. Yahoo! reserves the right to change the measurement period used for Max Queries in the event it reasonably determines that doing so will allow Yahoo! to better manage network capacity.

8. Publisher will implement any reasonable technical requirements requested by Yahoo!.

9. Yahoo! reserves the right (a) to require Publisher to stop using any keyword for any reason or no reason, and/or (b) for certain keywords, in Yahoo!'s sole discretion, to deliver no Results and provide a response that no Results are being delivered.

B. Additional Requirements for Matched Ads and/or Hyperlinks

1. The parties will agree in writing on the pages within Publisher's Offerings that will display Matched Ads and/or Hyperlinks ("Ad Pages"), using keywords determined by Yahoo!. Publisher will display Matched Ads and/or Hyperlinks to all users who navigate to the Ad Pages. Publisher will allow the Hyperlinks to send Yahoo! a Query each time that a user uses a Hyperlink. Yahoo! reserves the right to require Publisher to remove Matched Ads and/or Hyperlinks from any webpage.

2. Publisher will display Matched Ads and/or Hyperlinks at the same time as it displays the other content on the Ad Page.

3. Once a user arrives at an Ad Page, Publisher will not send Yahoo! additional Queries for Matched Ads until the user navigates to a new Ad Page or refreshes the Ad Page.

4. In order for Yahoo! to provide dynamic mapping of Matched Ads, Publisher acknowledges that Yahoo! will crawl the content within Publisher's Offerings and will store and use limited information from

Publisher's Offerings, solely to the extent needed for Yahoo!'s matching technology to function.

C. Additional Requirements for Paid Search and/or Web Search

1. Publisher will implement the Search Box on all pages within Publisher's Offerings.

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ATTACHMENT B – TERMS AND CONDITIONS

The parties agree to the following:

The parties' agreement consists of the Service Order and all Attachments ("Agreement").

1. License. During the Term and subject to Publisher's compliance with this Agreement, Yahoo! grants to Publisher a limited, non-exclusive, non-assignable, non-transferable, non-sublicensable (unless explicitly provided for under this Agreement), royalty-free license to use and display the Links and the Results on Publisher's Offerings, solely for purposes contemplated in this Agreement. The above license includes the limited right to use and reproduce the software code and/or URLs that allow Publisher to create Links and receive Results.

2. Services. Yahoo! will use commercially reasonable efforts to respond to Queries by delivering Results or a response that no Results are being delivered. Yahoo! will determine the number of Results provided for each Query.

3. Publisher's Offerings. Publisher represents and warrants that the listed Publisher's Offerings are all of Publisher's websites, emails, software applications and domains that include services similar to those covered by this Agreement, as of the Start Date. This Agreement applies to the top-level domains of any Web sites (including successor sites) that are included as Publisher's Offerings and all webpages within those Web sites.

5. Compensation. "Gross Revenue" means the amount earned by Yahoo! or any Yahoo! Related Party from Advertisers solely from the Paid Results shown on Publisher's Offerings in each of

6. Payment. Yahoo! or a Yahoo! Related Party will pay Publisher within [redacted] days after the end of the calendar month in which the relevant Results appeared on Publisher's Offerings. Payment will be made in US dollars. If Yahoo! or a Yahoo! Related Party's Advertisers pay Yahoo! or such Yahoo! Related Party in any other currency, Yahoo! will calculate payment using the average exchange rate as published by a nationally recognized source (e.g., Oanda). If the Territory includes countries other than the United States Publisher acknowledges that payment will only be made after Publisher fulfills Yahoo!'s invoicing requirements. Yahoo! may offset payments by any amounts Publisher owes to Yahoo!, including previous overpayments. In the event that Yahoo refunds amounts to Advertisers in excess of its payment to Publisher, Publisher will pay Yahoo for such amounts within [redacted] days of Yahoo!'s request. Yahoo! may make payments only when Publisher's balance exceeds US $250.00 (or until termination or expiration of this Agreement). Except as specifically set forth in this Section, Yahoo! will retain all revenues derived from or in connection with its services.

7. Reports. Publisher will receive a monthly report describing how the payment was determined and will have access to preliminary online data on the performance of the Results on Publisher's Offerings.

8. Exclusivity.

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9. Ownership. As between Yahoo! and Publisher, all right, title and interest in the Links, Results and the Yahoo! trademarks are exclusively owned by Yahoo!, its licensors and/or its Advertisers, and all right, title and interest in Publisher's Offerings, the Publisher Content and the Publisher trademarks are exclusively owned by Publisher and/or its licensors.

10. No Implied Licenses. Each party reserves any rights not expressly granted and disclaims all implied licenses, including implied licenses to trademarks and patents.

11. Responsibility for Publisher's Offerings. Publisher is solely responsible for Publisher's Offerings and the Publisher Content. Publisher will provide at least 10 business days' prior notification to Yahoo! of any material change in the content, design or architecture of Publisher's Offerings that would change the target audience or affect the implementation or display of the Links or the Results. If Publisher makes a material change as reasonably determined by Yahoo!, or if Yahoo! receives one or more material complaints about Publisher or any Publisher's Offering (including complaints about the traffic sent to Advertisers from or through (a) any Publisher's Offering or (b) any feed provided to Publisher by Yahoo!), then Yahoo! may terminate this Agreement in whole or as to the specific Publisher's Offering that was the subject of the change or complaint, subject to the notice, cure and suspension provisions in Section 19 below. However, such termination may be made immediately upon notice, without opportunity to cure, if any of the following factors relating to Publisher or any Publisher's Offering is present: a threatened or initiated third party claim or proceeding against Publisher, Yahoo! or a Yahoo! Related Party; a governmental action or investigation; adverse publicity or media attention; or Yahoo!'s reasonable belief that Yahoo!, a Yahoo! Related Party or any Advertiser may incur liability. In addition, termination under this Section 11 may be made without opportunity to cure if notice of termination under this Section 11 has been provided to Publisher twice before.

12 Information and Cooperation. For each Query and each click on a Paid Result, Publisher will provide: (a) the user agent, (b) the full, unencrypted Internet Protocol address of the user; (c) the serveURL; (d) any anonymous user identification ascribed by Publisher, unique cookie or URL tag; and (e) any other data that Yahoo! requests in writing that is used in connection with Yahoo!'s ad serving and quality systems. Publisher will provide this information at the time a Query is sent to Yahoo! and when a user clicks on a Paid Result. For clarity, Yahoo! will not request and Publisher will not share any personally identifiable information with Yahoo!. Additionally, Publisher will utilize the URLs and other source feed indicators designated from time to time by Yahoo!. The parties will cooperate in a commercially reasonable manner to minimize automated, fraudulent or lower quality traffic. Yahoo! will have no obligation to make payments in instances when Publisher has failed to utilize designated source feed indicators correctly. Yahoo! shall determine the validity and quality of all traffic in its reasonable discretion.

13. Confidentiality.

(a) "Confidential Information" means any information disclosed by either party to the other party during the Term (and any renewal terms), either directly or indirectly, in writing, orally or by inspection of tangible objects, which is designated as "Confidential," "Proprietary" or some similar designation. All of the terms of this Agreement shall be deemed "Confidential". Information communicated orally will be considered Confidential Information if such information is designated as being Confidential Information at the time of disclosure and confirmed in writing as being Confidential Information within 20 days after the initial disclosure. Confidential Information will not, however, include any information which (i) was publicly known and made generally available in the public domain prior to the time of disclosure by the disclosing party; (ii) becomes publicly known and made generally available after disclosure by the disclosing party to the receiving party through no action or inaction of the receiving party; (iii) is already in the possession of the receiving party at the time of disclosure by the disclosing party; (iv) is obtained by the receiving party from a third party without a breach of such third party's obligations of confidentiality; or (v) is independently developed by the receiving party without use of or reference

to the disclosing party's Confidential Information.

(b) The receiving party will (i) hold Confidential Information in confidence and protect the Confidential Information using the same degree of care it uses with its own similar information, but no less than reasonable care; (ii) share Confidential Information to only with those employees, agents and, in Yahoo!'s case, Yahoo! Related Parties who have a need to know and who have already agreed to a duty of confidentiality consistent with the requirements in this Section; and (iii) use Confidential Information only for the purpose for which it was disclosed.

14. Yahoo! Indemnification. Yahoo! will indemnify, defend and/or settle, and pay damages awarded pursuant to, any third party claim brought against Publisher, which alleges that Yahoo!'s Paid Results infringe any valid trademark or copyright in the countries included in the Territory; provided that Publisher promptly notifies Yahoo! in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to Yahoo! (at Yahoo!'s expense and with Yahoo!'s choice of counsel), and cooperates fully with Yahoo! (at Yahoo!'s request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for Yahoo! to perform the foregoing. Yahoo! will not enter into any settlement or compromise of any such claim, which settlement or compromise would result in any liability to Publisher, without Publisher's prior consent, which will not be unreasonably withheld.

15. Publisher Indemnification. Publisher will indemnify, defend and/or settle, and pay damages awarded pursuant to, any third party claim brought against Yahoo!, which (a) alleges that Publisher's Offerings infringe any valid trademark or copyright in the countries included in the Territory or (b) arises out of Publisher's modification of the Results in any way or the use of the Results in violation of the Agreement; provided that Yahoo! promptly notifies Publisher in writing of any such claim, promptly tenders the control of the defense and settlement of any such claim to Publisher (at Publisher's expense and with Publisher's choice of counsel), and cooperates fully with Publisher (at Publisher's request and expense) in defending or settling such claim, including but not limited to providing any information or materials necessary for Publisher to perform the foregoing. Publisher will not enter into any settlement or compromise of any such claim without Yahoo!'s prior consent, which will not be unreasonably withheld.

16. DISCLAIMER OF WARRANTIES. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, (A) YAHOO. AND ITS LICENSORS ARE NOT RESPONSIBLE FOR ANY CONTENT PROVIDED HEREUNDER OR FOR ANY WEB SITES THAT CAN BE LINKED TO OR FROM THE RESULTS, (B) PUBLISHER ACKNOWLEDGES THAT YAHOO!'S MARKETPLACES ARE CONTINUOUSLY CHANGING AND THAT YAHOO! RESERVES THE RIGHT TO UPDATE ITS MARKETPLACES, PRODUCTS AND SERVICES, AND (C) YAHOO! AND ITS LICENSORS MAKE NO WARRANTY OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, INCLUDING WITHOUT LIMITATION WARRANTIES OR CONDITIONS OF MERCHANTABILITY, FITNESS FOR A PARTICULAR USE, AND NONINFRINGEMENT.

17. LIMITATION OF LIABILITY. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, NEITHER PARTY WILL BE LIABLE FOR ANY LOST PROFITS, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES, OR FOR ANY OTHER INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT, HOWEVER CAUSED, AND UNDER WHATEVER CLAIM OR THEORY OF LIABILITY BROUGHT (INCLUDING, WITHOUT LIMITATION, UNDER ANY CONTRACT, NEGLIGENCE OR OTHER TORT THEORY OF LIABILITY) EVEN IF SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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NOTWITHSTANDING THE FOREGOING, THE ABOVE EXCLUSIONS AND LIMITATIONS OF LIABILITY WILL NOT APPLY TO: (i) A PARTY'S BREACH OF ITS CONFIDENTIALITY OBLIGATIONS; and (ii) AN INTENTIONAL BREACH BY PUBLISHER OF ITS EXCLUSIVITY OBLIGATIONS.

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19. Breach/Bankruptcy. Except where this Agreement provides otherwise, either party may terminate this Agreement if the other party fails to cure any material breach of this Agreement within 10 days of notice thereof. When Yahoo! is the non-breaching party, Yahoo! may suspend services to Publisher during the cure period if Yahoo! believes the suspension will prevent harm to Yahoo! or the Yahoo! network. In addition, either party may suspend performance and/or terminate this Agreement if the other party makes any assignment for the benefit of creditors or files or has filed against it any petition under bankruptcy law.

20. Change of Control or Transfer of Assets.

(a) Yahoo! may terminate this Agreement immediately without liability upon the existence of a Change of Control by Publisher. Publisher agrees to notify Yahoo! of a Change of Control by Publisher within 10 business days of such Change of Control. "Change of Control" means (i) a merger, consolidation or other reorganization to which Publisher is a party, if the individuals and entities who were stockholders (or partners or members or others that hold an ownership interest) of Publisher immediately prior to the effective date of the transaction have "beneficial ownership" (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of less than eighty percent (80%) of the total combined voting power for election of directors (or their equivalent) of the surviving entity following the effective date of the transaction, (ii) acquisition by any entity or group of direct or indirect beneficial ownership in the aggregate of then issued and outstanding securities (or other ownership interests) of Publisher in a single transaction or a series of transactions representing in the aggregate twenty percent (20%) or more of the total combined voting power of Publisher, or (iii) a sale of all or substantially all of Publisher's assets.

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(b) Publisher will not assign or transfer any Publisher's Offering to any entity wholly or partially owned by controlled by or under common ownership or control with Publisher without requiring that entity to enter into one of the following, at Yahoo!'s request: (i) an amendment to this Agreement adding that entity as a party, or (ii) a separate agreement containing terms substantially similar to this Agreement.

21. *R*

[redacted]

22. Notice. Notice will become effective when delivered: (a) by courier to the address in the SO (established by written verification of personal, certified or registered delivery by courier or postal service); or (b) by fax to the fax number in the SO (established by a transmission report and followed by a copy sent by courier or certified or registered mail). [redacted] *R* [redacted] The parties will notify each other of updated addresses and/or fax numbers. If (and only if) a party has failed to furnish an accurate fax number, the other party may notify that party by electronic mail to that party's primary contact (followed by a copy sent by courier or certified or registered mail). Such email notice will become effective when sent, provided that the sender does not receive a response that the message could not be delivered or an out of office reply.

23. PR. No party will issue a press release or other written public statement regarding this Agreement without the other party's written approval, except that Yahoo! and any Yahoo! Related Party may communicate the general nature of this Agreement to Advertisers and may list Publisher as a Yahoo! publisher. No cure period shall apply to a breach of this Section

24. Assignment. Yahoo! may assign, delegate, or otherwise transfer this Agreement, or the rights or obligations hereunder, in whole or in part, to any Yahoo! Related Party(ies). This includes, without limitation, the obligation to make and/or the right to receive any payments under this Agreement. Publisher may not assign any rights or duties under this Agreement without Yahoo!'s written consent. Any assignment without Yahoo!'s consent will be void.

25. Agreement. Executed counterparts will each be deemed originals. The parties can rely on fax copies of the signed Agreement as if they are originals. Only a written instrument executed by the party expressly waiving compliance may waive any terms of this Agreement. In the event Publisher does not include a date in its signature block in the SO, the Start Date of this Agreement will be the date included in Yahoo! Inc.'s signature block. In the event of any discrepancy regarding the date included in Publisher's signature block, the earlier date will control. This Agreement, together with the documents referenced in this Agreement, will contain the sole and entire understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior negotiations, discussions, commitments and understandings heretofore had between the parties with respect thereto. The parties acknowledge and agree that they have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel. Any amendments or modifications to this Agreement must be in writing and signed by an officer of each party. If any part of this Agreement is invalid, the remainder shall remain in force and the invalid portion will be replaced with a valid provision coming closest to the parties' intent and having like economic effect. Each party will use commercially reasonable efforts to give the other party 20 days written notice of its intent to file this Agreement with the SEC or other regulatory agency and to consult with the other party for the purpose of incorporating reasonable proposed redactions.

26. Law and Venue. This Agreement is governed by, and will be construed according to the laws of the State of California, United States of America without regard to conflict of laws rules that would otherwise apply laws of any other state or jurisdiction. Each party hereby consents to non-exclusive personal jurisdiction and venue in the federal and state courts for Santa Clara County, California.

27 Expiration/Termination. When this Agreement expires or is terminated: all rights and licenses will terminate immediately and Publisher

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will immediately cease using the Links, Results and Marks; Sections 9, 12-17, 22, 23, 25-27 and 29 of this Attachment B and Sections 8, 10 and 11 of Attachment C will survive; and Publisher will promptly refund to Yahoo! any unearned portion of any payment.

28. Misc. In the event of a conflict between the terms of the SO and Attachments A and B, the terms of the SO and Attachment A will govern. A party will not be liable for failing to perform because of strikes, riots, natural disasters, internet outages, terrorism, government action, or any other cause beyond the party's reasonable control. The parties are independent contractors, not agents, partners, employees or joint venturers.

29. Definitions.

Above the Fold: visible without scrolling down, right or left, at a screen resolution of 1024x768.

Ad Code: the JavaScript or other code that initiates a Query when a user goes to an Ad Page.

Advertiser: any entity providing advertising content to Yahoo! paid marketplace databases for display as sponsored listings.

Agreement: see preamble in Attachment B

Algorithmic Listings: any response to a search query, keyword or other request served from an index or indexes of data related to Web pages generated, in whole or in part, by the application of an algorithmic search engine.

Hyperlinks: words that are displayed in the form of hyperlinks, that generate a Query when clicked on or used by a user.

Hyperlink Results: the content of Advertisers served from paid marketplace databases in the Territories in response to a Query generated by a Hyperlink, provided for display as sponsored listings. Hyperlink Results do not include Web Search Results.

Links: Search Box, Hyperlinks and Ad Code, to the extent included in the SO.

Marks: any Yahoo! trademark shown in the mockups.

Matched Ads: the content of Advertisers served from paid marketplace databases in the Territories (as specified herein) in response to a Query generated from the Ad Code.

Max Queries: Queries per second in excess of 125% of the average number of Queries per second sent by Publisher during the previous calendar quarter (even if the first calendar quarter after the Start Date is a partial one), as measured separately for Queries for each of Paid Search Results, Matched Ads and Hyperlink Results.

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Paid Results: Paid Search Results, Hyperlink Results and/or Matched Ads.

Paid Search Results: the content of Advertisers served from paid marketplace databases in the Territories in response to a Query generated through a Search Box, provided for display as sponsored listings. Paid Search Results do not include Web Search Results.

Publisher Content: all content residing on Publisher's Offerings, including third party content, but excluding the Links, Results and Marks.

Publisher's Offerings: *R*

Query: a search query initiated from the Search Box or a Hyperlink, or a request for Matched Ads initiated by the Ad Code on an Ad Page.

Results: Paid Search Results, Hyperlink Results, Web Search Results and/or Matched Ads, to the extent included in this Agreement and as appropriate to the context

Search Box: a graphical area in which a user can enter a Query.

SO: the Service Order.

Term: the period between the Start Date and the End Date, plus any renewal periods, unless terminated earlier as provided in this Agreement.

Territory: the following countries or regions where Yahoo! operates a paid marketplace:

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The aforementioned countries or regions may be

updated by Yahoo! from time to time during the Term.

Traffic Quality Scale: the scale used by Yahoo! to measure traffic quality in a manner consistent among all Yahoo! search marketing publishers.

Web Search Results: the responses served from Yahoo!'s Web search databases (including all databases related to Yahoo!'s content acquisition programs), ranked by an algorithm designed to determine relevance.

Yahoo! Related Party: at any time during the Term, Yahoo! Inc., and any joint venture of Yahoo! Inc., and any entity that directly or indirectly controls, is controlled by, or is under common control with Yahoo! Inc., where "control" means the ownership of, or the power to vote, at least twenty percent (20%) of the voting stock, shares or interests of such entity. In the event of an assignment of all or part of this Agreement to a Yahoo! Related Party, the term "Yahoo!" used in this Agreement shall be deemed to refer exclusively to the Yahoo! Related Party as a party to this Agreement, to the extent of the assignment (as to both the Yahoo! Related Party's responsibilities and rights).

ATTACHMENT C -

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Amendment #1
to the
Yahoo! Publisher Network Contract #1-19868214
Effective Date April 24, 2009("Original Agreement")

This Amendment #1 to the Original Agreement ("Amendment #1") is made effective as of the latter date of Yahoo! or Publisher's signature below ("Amendment #1 Effective Date") by and among Yahoo! Inc., Yahoo! Sarl ("Y! Sarl," and together with Yahoo! Inc., "Yahoo!") and Inuvo, Inc. (formerly known as Kowabunga, Inc.) ("Publisher"). All capitalized terms not defined herein shall have the meanings assigned to them in the Original Agreement.

In consideration of these mutual covenants and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the parties desire to amend the Original Agreement as follows:

1. am *R*

2. Attachment A (Implementation Requirements) to the Original Agreement is hereby amended to include the following new Section D:

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3. Section 29 (Definitions) of Attachment B (Terms and Conditions) is hereby amended to include the following new definition:

   Non-Adult Advertiser: any entity providing non-adult advertising content to Yahoo! paid marketplace databases for display as sponsored listings. Yahoo!, in its sole discretion, will classify non-adult advertising content.

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5. In the event of conflict between the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #1, the terms and conditions of this Amendment #1 shall control. Except as amended by this Amendment #1, the Original Agreement shall remain in full force and effect in accordance with its terms.

6. This Amendment #1 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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Contract #1-19868214-1

[SIGNATURE PAGE TO AMENDMENT #1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #1 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #1 Effective Date.

YAHOO! INC.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

INUVO, INC.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

YAHOO! SARL

By: ______________________

Name: Jean-Christophe Conti VP Head of Partnerships EUROPE

Title: ______________________

Date: May 18th 2010

[SIGNATURE PAGE TO AMENDMENT #1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #1 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #1 Effective Date.

YAHOO! INC.

By: David Sullivan

Name: David Sullivan

Title: Vice President, Bus. Dev.

Date: 4-20-10

INUVO, INC.

By: ________________

Name: ________________

Title: ________________

Date: ________________

YAHOO! SARL

By: ________________

Name: ________________

Title: ________________

Date: ________________

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Contract #1-19868214-1

[SIGNATURE PAGE TO AMENDMENT #1]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #1 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #1 Effective Date.

YAHOO! INC.	INUVO, INC.
By: ______________	By: [signature]
Name: ______________	Name: Richard Howe
Title: ______________	Title: Chief Executive Officer
Date: ______________	Date: 04/23/2009

YAHOO! SARL

By: ______________

Name: ______________

Title: ______________

Date: ______________

Amendment #2
to the Yahoo! Publisher Network Contract #1-19868214
Effective Date April 24, 2009, as amended ("Original Agreement")

This Amendment #2 to the Original Agreement ("Amendment #2") is made effective as of the latter date of Yahoo! or Publisher's signature below ("Amendment #2 Effective Date") by and among Yahoo! Inc., Yahoo! Sarl ("Y! Sarl," and together with Yahoo! Inc., "Yahoo!") and Inuvo, Inc. (formerly known as Kowabunga, Inc.) ("Publisher"). All capitalized terms not defined herein shall have the meanings assigned to them in the Original Agreement.

In consideration of these mutual covenants and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the parties desire to amend the Original Agreement as follows:

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2. The "Implementation" section of the SO is hereby amended to include the following:

   - Branding: Publisher will display the Marks as shown in the mockups attached hereto (or as approved in writing by Yahoo!) on Publisher's Offerings. Publisher will abide by the license terms in the Trademark License Attachment.

3. The following is inserted as new Section A(10) of Attachment A (Implementation Requirements):

   "Publisher will not (a) redirect a user away from the Advertiser Landing Page after the user clicks on a Result, (b) provide a version of the Advertiser Landing Page different from the page the user would access by going directly to the Advertiser Landing Page, (c) intersperse any content between Results and any Advertiser Landing Page or (d) minimize, remove or otherwise inhibit the full and complete display of any Advertiser Landing Page."

4. Section 5 (Compensation) of Attachment B is deleted in its entirety and replaced with the following:

   "5. **Compensation.** "Gross Revenue" means the amount earned from Advertisers solely from the Paid Results shown on Publisher's Offerings in each of the Territories.

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5. The third sentence of Section 6 (Payment) of Attachment B shall be deleted in its entirety and replaced with the following:

   "If Advertisers pay in any other currency, Yahoo! will calculate payment using the average exchange rate as published by a nationally recognized source (e.g., Oanda)."

6. Section 27 (Expiration/Termination) of Attachment B is hereby deleted and replaced with the following (additions shown in italics):

   27. <u>Expiration/Termination.</u> When this Agreement expires or is terminated: all rights and licenses will terminate immediately and Publisher will immediately cease using the Links, Results and Marks; Sections 9, 12-17, 22, 23, 25-27 and 29 of this Attachment B, Sections 8, 10 and 11 of Attachment C, *Sections 7, 9 and 10 of Attachment and Sections 4, 6 and 7 of Attachment E* will survive; and Publisher will promptly refund to Yahoo! any unearned portion of any payment.

7. Section 29 (Definitions) of Attachment B is amended to add the following new definitions:

   "**<u>Advertiser Landing Page</u>**: the landing page of the Advertiser associated with a Paid Result."

8. The Original Agreement is hereby amended to include the r * R*
   ank

9. In the event of conflict between the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #2, the terms and conditions of this Amendment #2 shall control. Except as amended by this Amendment #2, the Original Agreement shall remain in full force and effect in accordance with its terms.

10. This Amendment #2 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #2 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #2 Effective Date.

YAHOO! INC.

By: ____________________

Name: ____________________

Title: ____________________

Date: ____________________

INUVO, INC.

By: ____________________

Name: Loren Wilson

Title: VP Search Products

Date: 10/5/10

YAHOO! SARL

By: ____________________

Name: ____________________

Title: ____________________

Date: ____________________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #2 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #2 Effective Date.

YAHOO! INC.

By: [signature]

Name: David Sullivan

Title: Vice President, Bus. Dev.

Date: Aug. 5, 2010

INUVO, INC.

By: __________

Name: __________

Title: __________

Date: __________

YAHOO! SARL

By: __________

Name: __________

Title: __________

Date: __________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #2 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #2 Effective Date.

YAHOO! INC.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

INUVO, INC.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

YAHOO! SARL

By: ______________________

Name: ______________________

Title: ______________________

Jean-Christophe Conti
VP Head of Partnerships EUROPE

Date: 08 / 23 / 2010

Amendment #3
to the Yahoo! Publisher Network Contract #1-19868214
Effective Date April 24, 2009, as amended ("Original Agreement")

This Amendment #3 to the Original Agreement ("Amendment #3") is made effective as of January 1, 2011 ("Amendment #3 Effective Date") by and among Yahoo! Inc., Yahoo! Sarl ("Y! Sarl", and together with Yahoo! Inc., "Yahoo!") and Inuvo, Inc. (formerly known as Kowabunga, Inc.) ("Publisher"). All capitalized terms not defined herein shall have the meanings assigned to them in the Original Agreement.

In consideration of these mutual covenants and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the parties desire to amend the Original Agreement as follows:

1. The Compensation section of the SO is hereby amended and restated in its entirety to read as follows:

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The figures in the table above are in US. dollars. Gross Revenue with respect to non-U.S. countries in the Territory will be converted to U.S. dollars to determine the applicable tier of Gross Revenue during the Term, and payments will be made pursuant to Section 5 of Attachment B."

2. In the event of conflict between the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #3, the terms and conditions of this Amendment #3 shall control. Except as amended by this Amendment #3, the Original Agreement shall remain in full force and effect in accordance with its terms.

3. This Amendment #3 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Signatures on next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #3 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #3 Effective Date.

YAHOO! INC.

By: ______________________

Name. M. Echemendi

Title: Sr Director Bus Dev

INUVO, INC.

By: ______________________

Name: ______________________

Title: ______________________

YAHOO! SARL

By: ______________________

Name: ______________________

Title: ______________________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #3 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #3 Effective Date.

YAHOO! INC.

By: ______________________________

Name: ______________________________

Title: ______________________________

INUVO, INC.

By: [signature]

Name: WALLACE D. RUIZ

Title: CFO

YAHOO! SARL

By: ______________________________

Name: ______________________________

Title: ______________________________

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #3 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #3 Effective Date.

YAHOO! INC.

By: ____________________

Name: ____________________

Title: ____________________

INUVO, INC.

By: ____________________

Name: ____________________

Title: ____________________

YAHOO! SARL

By: ____________________

Name: Jean-Christophe Conti
VP Head of Partnerships EUROPE

Title: ____________________

Amendment #4
to the Yahoo! Publisher Network Contract #1-19868214
Effective Date April 24, 2009, as amended ("Original Agreement")

This Amendment #4 to the Original Agreement ("Amendment #4") is made effective as of the latter date of Yahoo! or Publisher's signature below ("Amendment #4 Effective Date") by and among Yahoo! Inc., Yahoo! Sarl ("Y! Sarl," and together with Yahoo! Inc., "Yahoo!") and Inuvo, Inc. (formerly known as Kowabunga, Inc.) ("Publisher"). All capitalized terms not defined herein shal have the meanings assigned to them in the Original Agreement.

In consideration of these mutual covenants and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the parties desire to amend the Original Agreement as follows:

1. The "End Date" of "3 years from the Start Date" on the Service Order is hereby deleted and replaced with "April 23, 2013."

2. The "Compensation" section of the SO is hereby amended to include the following at the end of such section:

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3. Section A of Attachment A (Implementation Requirements) is hereby amended to include the following new subsection:

"11. Publisher will conspicuously post a privacy policy that complies with all applicable laws, rules and regulations on each Publisher's Offering."

4. Section 12 (Information and Cooperation) of Attachment B (Terms and Conditions) is hereby deleted in its entirety and replaced with the following:

"12. **Information and Cooperation**. For each Query and each click on a Paid Result, Publisher will provide: (a) the user agent; (b) the full, unencrypted Internet Protocol address of the user; (c) the serveURL; (d) any anonymous user identification ascribed by Publisher, unique cookie or URL tag; and (e) any other data that Yahoo! requests in writing that is used in connection with the ad serving and quality systems. Publisher will provide this information at the time a Query is sent to Yahoo! and when a user clicks on a Paid Result. For clarity, Yahoo! will not request and Publisher will not share any personally identifiable information with Yahoo!. Additionally, Publisher will register all URLs and other source feed indicators in a manner designated from time to time by Yahoo!. The source feed indicators passed to Yahoo! with a Query shall match the registered source feed indicator associated with the URL from where the Query originated. Yahoo! shall determine, in its sole discretion, the number of source tags that Publisher may use on each Publisher's Offering. The parties will cooperate in a commercially reasonable manner to minimize automated, fraudulent or lower quality traffic. Yahoo! will have no obligation to make payments in instances when Publisher has failed to utilize designated source feed indicators in a manner approved by Yahoo!. The ad serving and quality systems used by Yahoo! in connection with this Agreement shall determine the validity and quality of all traffic, as well as any discounting of traffic."

5. Section 18 (Abuse of Services) of Attachment B (Terms and Conditions) is hereby amended as follows:

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Results; (ii) on whose behalf Publisher hosts or display Links and/or Results; or (iii) with whom Publisher shares the Paid Results payments that Publisher receives from Yahoo! under this Agreement."

7. In the event of conflict between the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #4, the terms and conditions of this Amendment #4 shall control. Except as amended by this Amendment #4, the Original Agreement shall remain in full force and effect in accordance with its terms.

8. This Amendment #4 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #4 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #4 Effective Date.

YAHOO! INC.	INUVO, INC.
By: [signature]	By: [signature]
Name: Al Echamendi	Name: Richard Howe
Title: VP, Bus Dev	Title: CEO
Date: 3/17/11	Date: 3/9/2011

YAHOO! SARL

By: [signature]

Name:

Title: Jean-Christophe Conti ~~Head of Partnerships EUROPE~~

Date: 5/20/2011

EXECUTION COPY

Contract #1-19868214-5

Amendment #5
to the Yahoo! Publisher Network Contract #1-19868214
Effective Date April 24, 2009, as amended ("Original Agreement")

This Amendment #5 to the Original Agreement ("Amendment #5") is made effective as of August 1, 2011 ("Amendment #5 Effective Date") by and among Yahoo! Inc., Yahoo! Sarl ("Y! Sarl," and together with Yahoo! Inc., "Yahoo!") and Inuvo, Inc. (formerly known as Kowabunga, Inc.) ("Publisher"). All capitalized terms not defined herein shall have the meanings assigned to them in the Original Agreement.

In consideration of these mutual covenants and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the parties desire to amend the Original Agreement as follows:

1. Part II (Trial Period and Revised Rev Share) of the "Compensation" section of the SO is hereby deleted and replaced with the following:

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2. In the event of conflict between the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #5, the terms and conditions of this Amendment #5 shall control. Except as amended by this Amendment #5, the Original Agreement shall remain in full force and effect in accordance with its terms.

3. This Amendment #5 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE TO AMENDMENT #5 FOLLOWS]

[SIGNATURE PAGE TO AMENDMENT #5]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #5 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #5 Effective Date.

YAHOO! INC.

By: [signature]

Name: Al Echamendi

Title: VP, Bus Dev

Date: 8/31/11

INUVO, INC.

By:

Name:

Title:

Date:

YAHOO! SARL

By:

Name:

Title:

Date:

[SIGNATURE PAGE TO AMENDMENT #5]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #5 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #5 Effective Date.

YAHOO! INC.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

INUVO, INC.

By: [signature]

Name: Wallace D. Ruiz

Title: CFO

Date: Aug. 30, 2011

YAHOO! SARL

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

Amendment #6
to the Yahoo! Publisher Network Contract #1-19868214
Effective Date April 24, 2009, as amended ("Original Agreement")

This Amendment #6 to the Original Agreement ("Amendment #6") is made effective as of March 30, 2012 ("Amendment #6 Effective Date") by and among Yahoo! Inc., Yahoo! Sarl ("Y! Sarl," and together with Yahoo! Inc., "Yahoo!") and Inuvo, Inc. (formerly known as Kowabunga, Inc.) ("Publisher"). All capitalized terms not defined herein shall have the meanings assigned to them in the Original Agreement.

In consideration of these mutual covenants and for such other good and valuable consideration, the sufficiency of which is acknowledged by the parties hereto, the parties desire to amend the Original Agreement as follows:

1. This Amendment #6 and all of the parties' rights and obligations hereunder may be immediately terminated by Yahoo! (other than those that survive termination) in Yahoo!'s sole discretion at any time in the first ninety days following the Amendment #6 Effective Date.

2. The "End Date" on the first page of the Service Order to the Agreement is hereby deleted and replaced with "April 23, 2014."

3. The Section entitled "Deployment of Services on Publisher's Offerings" on the SO of the Original Agreement is hereby amended to add the following:

   " 3. Link = Search Box via Chrome Resets and Search Box via Home Page Resets; Results = Paid Search Results, Web Search Results; Publisher's Offerings = the offer of each Publisher Application "BargainMatch" and the offer of other Applications requested by Publisher and pre-approved in writing by Yahoo!, in each case which offer provides users a Reset Offer, and which offer occurs from Sites approved in writing by Yahoo! specifically for such Reset Offer.

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3. The Section entitled "Implementation" on the SO of the Original Agreement shall be deleted in its entirety and replaced with the following:

   "Branding: Publisher will display the Marks as shown in the mockups attached hereto (or as approved in writing by Yahoo!) on Publisher's Offerings and in connection with the offer of the Applications and Syndicated Applications and the implementations associated therewith.

Publisher will abide by the terms in the Trademark License Attachment and any other guidelines that may be provided by Yahoo! from time to time."

4. Part II A. (Trial Period and Revised Rev Share) of the Compensation section of the SO (as such was amended in Amendment #5) shall hereby be amended such that the "Trial Period" as defined in such Section shall run from F *R*

5. As of February 1, 2012, the Section entitled "Compensation" in the SO shall be deleted in its entirety and replaced with the following:

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The figures in the table above are in U.S. dollars. Gross Revenue with respect to Non-US countries in the Territory will be converted to U.S. dollars to determine the applicable tier of Gross Revenue during the Term, and payments will be made pursuant to Section 5 of Attachment B."

6. Attachment A (Implementation Requirements) of the Original Agreement is hereby amended to include the following new Section E.

"E. Publisher Branding

1. Yahoo! may host all or a portion of an implementation under this Agreement. Publisher grants Yahoo! and Yahoo! affiliates a non-exclusive, nontransferable, royalty-free license during the Term to use, reproduce, distribute and display the Publisher Brand Features as necessary for Yahoo! and/or Yahoo! affiliates to develop and maintain implementations set forth in this Agreement, as set forth in the mockups in this Agreement. Yahoo! may terminate the display of Publisher branding on the Yahoo! Search Results Page at any time, for any reason or no reason.

2. In addition to and without limitation of Publisher's indemnification obligations under Section 15 of Attachment B (Terms and Conditions) to this Agreement, Publisher shall defend and/or settle, and pay damages awarded pursuant to, any claim brought against Yahoo! and/or Yahoo! Related Parties, its or their officers, directors, employees, agents and third party service providers, arising from or related to any aspect of Publisher's Brand Features. The limitation of liability described in Section 17 of Attachment B (Terms and Conditions) shall not apply to any amounts owed by Publisher under this Section."

7. Attachment A (Implementation Requirements) of the Original Agreement is hereby amended to include the following new Section F:

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8. The first sentence of Section 5 (Compensation) of Attachment B of the Original Agreement is deleted in its entirety and replaced with the following:

"5. **Compensation.** "Gross Revenue" means the amount earned from Advertisers solely from the Paid Results shown on or from Links in Publisher's Offerings, or from the Paid Results shown on Yahoo! Search Results Page arrived at in response to Queries from Chrome of a Browser that has undergone a Chrome Reset under this Agreement (unless and until the default search engine for such Chrome Search Box is reset to another search provider) and Queries on the Home Page of a Browser that has undergone a Home Page Reset in accordance with this Agreement (unless and until the Home Page for such Browser is reset to another website), in each of the Territories."

9. The first sentence of Section 6 (Payment) of Attachment B of the Original Agreement shall be deleted in its entirety and replaced with the following:

"Yahoo! or a Yahoo! Related Party will pay Publisher within [redacted] days after the end of the calendar month in which the relevant Results appeared on or from Links in Publisher's Offerings or the Yahoo! Search Results Pages, as the case may be."

10. The first sentence of Section 8 (Exclusivity) of Attachment B of the Original Agreement shall be deleted in its entirety and replaced with the following:

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11. The first two sentences of Section 12 (Information and Cooperation) of Attachment B of the Original Agreement shall be deleted in their entirety and replaced with the following:

"For each Query and each click on a Paid Result, Publisher will provide and/or will not interfere with Yahoo!'s collection of (as the case may be): (a) the user agent; (b) the full, unencrypted Internet Protocol address of the user; (c) the serve URL; (d) any anonymous user identification ascribed by Publisher, unique cookie or URL tag; and (e) any other data that Yahoo! requests in writing that is used in connection with the ad serving and quality systems. Publisher will provide, and/or will not interfere with Yahoo!'s collection of, this information (as the case may be) at the time a Query is sent to Yahoo! and when a user clicks on a Paid Result."

12. Section 27 (Expiration/Termination) of Attachment B of the Original Agreement is hereby deleted and replaced with the following:

"27. Expiration/Termination. When this Agreement expires or is terminated: all rights and licenses will terminate immediately and Publisher will immediately cease using the Links, Results and Marks; Section E.2. of Attachment A; Section 9, 12-17,22,23,25-27 and 29 of this Attachment B, Section 8 10, and 11 of Attachment C, Sections 7 9, and 10 of Attachment D, Sections 4, 6 and 7 of Attachment E , Sections 12, 13 and 14 of Attachment F Sections 7 and 8 of Attachment G and Sections 8 and 9 of Attachment H will survive; and Publisher will promptly refund to Yahoo! any unearned portion of any payment."

13. Section 29 (Definitions) of Attachment B of the Original Agreement is hereby amended to delete the following definitions in their entirety and replace them with the following:

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14. Section 29 (Definitions) of Attachment B of the Original Agreement is hereby amended to add the following definitions where alphabetically appropriate in such section

"Browser: *R* include a Search Box within its Chrome and which allows the applicable user to specify a search engine provider for such Search Box.

Chrome: the borders of a Browser window, which include the window frames, menus, toolbars and scroll bars.

Chrome Reset: the setting of Yahoo! as the default search engine in the Search Box located on the Chrome of installed instances of Browsers.

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Home Page: the user-designated web page that is the first web page displayed when the user's Browser is opened.

Home Page Reset: the setting of yahoo.com (or such other Yahoo! property URL as may be designated by Yahoo! from time to time) as the user's Home Page.

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Publisher Brand Features: means all trademarks, service marks, logos and other distinctive brand features of Publisher that are shown in the mockups.

Publisher's Content Sites: Websites approved in writing by Yahoo! as "Publisher's Content Sites"

Reset Offers: means the process by which a user is offered the opportunity to set the Chrome Reset and Homepage Reset as part of the Application installation process.

Sites: those Publisher websites *R* approved by Yahoo! under this Agreement for a specific implementation.

Yahoo! Search Results Page: the Web page hosted by Yahoo! Inc, currently located at http://search.yahoo.com or such URLs for Yahoo! web pages for countries in the Territory, on which Paid Search Results and Web Search Results appear, and any and all successor sites or URLs at which the web page may be located during the Term."

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34. In the event of conflict between the terms and conditions of the Original Agreement and the terms and conditions of this Amendment #6, the terms and conditions of this Amendment #6 shall control. Except as amended by this Amendment #6, the Original Agreement shall remain in full force and effect in accordance with its terms.

35. This Amendment #6 may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE TO AMENDMENT #6 FOLLOWS]

[SIGNATURE PAGE TO AMENDMENT #6]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #6 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #6 Effective Date.

YAHOO! INC.	INUVO, INC
By:	By: [signature]
Name:	Name: WALLACE D. RUIZ
Title:	Title: CFO
Date:	Date: March 30, 2012

YAHOO! SARL

By:

Name:

Title:

Date:

[SIGNATURE PAGE TO AMENDMENT #6]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #6 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #6 Effective Date.

YAHOO! INC.

By: [signature]

Name: Al Echamendi

Title: VP BizDev

Date: 3/30/12

INUVO, INC.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

YAHOO! SARL

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

[SIGNATURE PAGE TO AMENDMENT #6]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment #6 to the Original Agreement to be executed by their duly authorized representatives as of the Amendment #6 Effective Date.

YAHOO! INC.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

INUVO, INC.

By: ______________________

Name: ______________________

Title: ______________________

Date: ______________________

YAHOO! SARL

By: ______________________

Name: Jean-Christophe Conti

Title: VP Head of Partnerships EUROPE

Date: April 10, 2012

Exhibit 1 to Amendment # 6

ATTACHMENT F- SOFTWARE ATTACHMENT

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